UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2007 (February 14, 2007)
Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
     On February 15, 2007, Bob Evans Farms, Inc. (the “Company”) issued a news release announcing unaudited financial results for the third fiscal quarter and nine months ended January 26, 2007. A copy of this news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Company made available as part of the news release a reconciliation between the Company’s reported operating income, net income and earnings per share (all GAAP financial measures) and operating income, net income and earnings per share excluding the gain associated with restaurant asset sales during the quarter and year-to-date (all non-GAAP financial measures). The Company’s management believes that the disclosure of the non-GAAP financial measures provides useful information to investors or other users of the financial statements because the non-GAAP financial measures more accurately reflect the Company’s results of operations without the impact of the non-recurring sale of restaurant assets.
     The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.
Item 7.01. Regulation FD Disclosure.
     On February 14, 2007, the Company’s Board of Directors declared a third fiscal quarter dividend of 14 cents ($0.14) per share on the Company’s outstanding common stock ($.01 par value). The dividend is payable March 1, 2007, to stockholders of record at the close of business on Feb. 23, 2007. The Company issued a news release on February 14, 2007 announcing the declaration of the dividend. A copy of this news release is furnished as Exhibit 99.2 and is incorporated herein by reference.
     The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News release issued by Bob Evans Farms, Inc. on February 15, 2007 announcing unaudited financial results for the third fiscal quarter and nine months ended Jan. 26, 2007
99.2	News release issued by Bob Evans Farms, Inc. on February 14, 2007 announcing declaration of third quarter dividend

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: February 15, 2007	By:	/s/ Donald J. Radkoski
Donald J. Radkoski
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated February 15, 2007

Exhibit No.	Description

99.1	News release issued by Bob Evans Farms, Inc. on February 15, 2007 announcing unaudited financial results for the third fiscal quarter and nine months ended Jan. 26, 2007
99.2	News release issued by Bob Evans Farms, Inc. on February 14, 2007 announcing declaration of third quarter dividend